UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No.1)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2014

PDI, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-24249	22-2919486
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

Morris Corporate Center 1, Building A 300 Interpace Parkway, Parsippany, NJ 07054 (Address of principal executive offices)

Registrant’s telephone number, including area code: (862) 207-7800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On November 3, 2014, PDI, Inc. (the “Company” or “PDI”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) reporting, among other things, that it entered into an Agreement and Plan of Merger (the “Agreement”) to acquire RedPath Integrated Pathology, Inc. (“Redpath”), a molecular diagnostics company helping physicians better manage patients at risk for certain types of gastrointestinal cancers through its proprietary PathFinderTG® platform (the “Transaction”).

This Amendment No. 1 on Form 8-K/A amends and supplements the Initial Form 8-K and is being filed to provide the historical financial information and the pro forma historical information required pursuant to Items 9.01(a) and 9.01(b) on Form 8-K, respectively.  In accordance with the requirements of Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K, this Amendment No. 1 on Form 8-K/A is being filed within 71 calendar days of the date that the Initial Form 8-K was required to be filed.

Item 9.01 Financial Statements and Exhibits

(a)         Financial Statements of Businesses Acquired.

The following financial statements as required by Item 9.01(a) are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference:

(i)	The audited consolidated financial statements of Redpath Integrated Pathology, Inc. as of and for the years ended December 31, 2013 and 2012, including the reports of independent auditors.

(ii)
The unaudited consolidated financial statements of Redpath Integrated Pathology, Inc., including the balance sheet as of September 30, 2014 and the statements of operations and cash flows for the nine months ended September 30, 2014 and 2013 and the notes to the financial statements.

(b)         Pro Forma Financial Information.

(i)	The unaudited pro forma condensed combined balance sheet as of September 30, 2014, which gives effect to the Acquisition as if it occurred on that date; and

(ii)
The unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2014 and for the year ended December 31, 2013, which give effect to the Acquisition as if it occurred on January 1, 2013.

(d)         Exhibits.

23.1	Consent of BDO USA, LLP, independent auditors of RedPath Integrated Pathology, Inc.

23.2	Consent of Alpern Rosenthal, independent auditors of RedPath Integrated Pathology, Inc.

99.1	Audited consolidated financial statements of RedPath Integrated Pathology, Inc. as of and for the fiscal years ended December 31, 2013 and 2012.

99.2	Unaudited consolidated financial statements of RedPath Integrated Pathology, Inc. as of September 30, 2014 and for the nine months ended September 30, 2014 and 2013.

99.3	Unaudited pro forma financial information listed in Item 9.01(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PDI, Inc.

Date: January 16, 2015	By:	/s/ Graham G. Miao
Graham G. Miao
Chief Financial Officer